EXHIBIT 99.1
DAGE HOLDINGS LIMITED
FINANCIAL STATEMENTS
FOR THE YEAR ENDED
30 APRIL 2006
Company Number: 3385731

DAGE HOLDINGS LIMITED
FINANCIAL STATEMENTS
For the year ended 30 April 2006

Company registration number:	3385731

Registered office:	Rabans Lane
Aylesbury
Bucks
HP19 8RG

Directors:	G D Rees — (Group Chief Executive)
S J Wells — (Group Finance Director)
R A Dunn — (Director)

Secretary:	S J Wells

Bankers:	Royal Bank of Scotland
Central Business Exchange
Exchange House
478 Midsummer Boulevard
Central Milton Keynes
MK9 2EA

Solicitors:	Cameron McKenna
Mitre House
160 Aldersgate Street
London
EC1A 4DD

Auditors:	Grant Thornton UK LLP
Registered Auditors
Chartered Accountants
202 Silbury Boulevard
Central Milton Keynes
MK9 1LW

DAGE HOLDINGS LIMITED
FINANCIAL STATEMENTS
For the year ended 30 April 2006

DAGE HOLDINGS LIMITED
CHIEF EXECUTIVE’S REPORT
For the year ended 30 April 2006

2005/6 has been a highly successful year for Dage both financially and strategically.
Sales on continuing business grew by 18% and operating profit on continuing business grew by 100% and new products were successfully developed, manufactured and launched.
The sale of DBS Ltd in March 2005 was a key moment in the development of Dage, enabling the company to focus on its long held strategic desire to “become a major player in the test and inspection of electrical interconnects and microstructures and a market leader in our chosen markets and segments”.
During the year Dage was able to realise revenue and earnings growth from investments already made in technology and infrastructure whilst continuing to invest in new technologies and products that will further accelerate future growth. All of which was financed from Dage’s own resources.
Key to Dage’s success is the commitment between the company, its employees and its customers.
Identifying what its customers need and then making sure this is what they are given relies on having highly trained, alert and motivated employees. During the year an enormous commitment was made by both staff and company towards training and development, which culminated in being awarded the Investors In People standard. At the same time Dage received several significant industry awards, including a second Queens Award to Industry in three years and global awards for Best Test and Inspection Product for both X-ray and our new High Speed Bond Tester. These successes are testament to the fact that we are listening to our customers, putting them at the forefront of our thinking and giving them what they need.
Looking forward we have everything in place, subject to our markets, to make 2006/7 an even more successful year.
I would especially like to take this opportunity to thank all Dage employees for so enthusiastically entering into our drive to become a “world class” company.
Geraint Rees
28 February 2007

DAGE HOLDINGS LIMITED
REPORT OF THE DIRECTORS
For the year ended 30 April 2006

The directors present their report together with the financial statements for the year ended 30 April 2006.
Principal activity
The principal activities of the Group are the manufacture, assembly, and distribution of equipment, materials, components and services to the semiconductor and professional electronic industries.
The principal activity of the Company continues to be as a holding company.
Business review
A review of the business and future developments for the group is given in the Chief Executive’s report on page 3.
The financial performance of Dage Holdings Ltd has continued to strengthen, with the group reporting an operating profit of £3.445m for the year ending 30 April 2006 and a doubling of profits based on continuing operations. The principal drivers behind this improved performance and key KPIs were sales growth of 18% and a gross margin improvement of 35% reflecting both benefits of increased volume, lower costs and new products introduced. Investment was focused on increasing R&D, establishing a trading company in China and increasing both selling and customer support structures globally in order to underpin Dage’s continued growth.
The company continues to maximise its return on its investment.
Future developments
Dage will continue to listen to its customer requirements, and to increase investment in leading edge technology in order to satisfy those requirements thereby increasing both Dage’s addressable market and market share.
Financial risk management objectives and policies
The company trades in three major currencies (US$, Yen and Euro). A prudent currency hedging policy was introduced by the board of directors in 1997 to ensure that currency risk is managed effectively within the group. This policy is still in force today.
Results
The group profit after tax for the year ended 30 April 2006 was £2,324,000 (2005: loss restated £766,000). Accrued dividends of £nil (2005: £28,000) have been paid, and £nil (2005: £787,000) accrued; no further dividend is proposed.

DAGE HOLDINGS LIMITED
REPORT OF THE DIRECTORS
For the year ended 30 April 2006

Directors
The present membership of the Board is set out below. The beneficial interests of the Directors of the company and the group, who were in office at 30 April 2006, in the shares of the company at that date and at 1 May 2005 were as follows:

	B Ordinary shares		M Ordinary shares
	30 April 2006	1 May 2005	30 April 2006	1 May 2005
Directors of Dage Holdings Limited
G D Rees	—	—	148,753	148,753
S J Wells	—	—	30,456	30,456
G Petken	—	—	—	—

Directors of other group companies
P Walter	5,638	5,638	13,875	13,875
J V Pandza	11,277	11,277	5,400	5,400

Mr J V Pandza owned 45,108 B preference shares at 30 April 2006 (1 May 2005 — 45,108).
Mr P Walter has a share option to acquire 17,751 M ordinary shares of the company at £1 each. This option was exercised in December 2006.
None of the Directors had any interest in the preferred ordinary or A preference shares.
Mr G Petken resigned on 14 December 2006. Mr R A Dunn was appointed.

DAGE HOLDINGS LIMITED
REPORT OF THE DIRECTORS
For the year ended 30 April 2006

Going concern
The Group’s accounts have been prepared on the basis that the Group is a going concern. The financial statements have complied with FRS 25 for the first time in the current year and this has resulted in the preference shares and preferred ordinary shares being reclassified as creditors due within one year with the resulting effect that the balance sheet shows net current liabilities. Given that these items will not be redeemed until the company has sufficient cash and reserves, the directors do not believe this reclassification has altered the company’s ability to pay its debts as they fall due. In forming the view that the Group is a going concern the Directors have reviewed the Group’s budget for 2006/07 and based on normal business planning and control procedures, the Directors have a reasonable expectation that the Company and the Group have adequate resources to continue in operation for the foreseeable future. Therefore the Directors have adopted the going concern basis.
Directors’ responsibilities for the financial statements
The directors are responsible for preparing the financial statements in accordance with applicable law and United Kingdom Generally Accepted Accounting Practice.
United Kingdom company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and the Group and of the profit or loss of the Group for that period. In preparing those financial statements, the directors are required to:
•	select suitable accounting policies and then apply them consistently

•	make judgements and estimates that are reasonable and prudent

•	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.
The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the group and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
In so far as the directors are aware:
•	there is no relevant audit information of which the company’s auditors are unaware; and

•	the directors have taken all steps that they ought to have taken to make themselves aware of any relevant audit information and to establish that the auditors are aware of that information.
The directors’ are responsible for the maintenance and integrity of the corporate and financial information included on the company’s website. Legislation in the United Kingdom governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.
Research and development
The Group intends to maintain and extend its commitment to research and development of new products and services as well as acquiring new products and development tools externally. Research and development costs are expensed as they are incurred. The total amount expensed during the year was £1,293,253 (2005: £1,116,753).

DAGE HOLDINGS LIMITED
REPORT OF THE DIRECTORS
For the year ended 30 April 2006

Employee involvement
The Group has continued its practice of keeping employees informed of matters affecting them as employees and the financial and economic factors affecting the performance of the Group.
Disabled persons
The Group will give full and fair consideration to employment of disabled persons, having regard for their respective aptitudes and abilities.
Auditors
Grant Thornton UK LLP offer themselves for reappointment as auditors in accordance with section 385 of the Companies Act 1985.
BY ORDER OF THE BOARD

S J WELLS
Secretary
28 February 2007

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF DAGE HOLDINGS LIMITED
We have audited the accompanying consolidated balance sheet of Dage Holdings Limited and subsidiaries (the Company) as of 30 April 2006 and the consolidated profit and loss account, consolidated cash flow statement, and consolidated statements of total recognised gains and losses for the year then ended, which have been prepared in accordance with accounting principles generally accepted in the United Kingdom. These financial statements are the responsibility of Dage Holdings Limited’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We have neither audited nor reviewed the financial information as of and for the year ended 30 April 2005.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dage Holdings Limited and subsidiaries as of 30 April 2006 and results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles in the United Kingdom.
Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 27 to the consolidated financial statements.
Grant Thornton UK LLP
Central Milton Keynes
Buckinghamshire
United Kingdom
28 February 2007

DAGE HOLDINGS LIMITED
CONSOLIDATED PROFIT AND LOSS ACCOUNT
For the year ended 30 April 2006

			Restated
			2005
	Notes	2006	unaudited
		£000	£000
Turnover	2
Continuing operations		29,092	24,589
Discontinued operations		—	19,458

		29,092	44,047
Cost of sales	3	(14,431)	(27,291)

Gross profit		14,661	16,756

Other operating income		332	—
Other operating charges	3	(11,548)	(13,845)

Operating profit	4
Continuing operations		3,445	1,732
Discontinued operations		—	1,179

Group operating profit		3,445	2,911
Loss on sale of subsidiary		—	(447)
Net interest	5	(362)	(2,197)

Profit on ordinary activities before taxation		3,083	267
Tax on profit on ordinary activities	7	(759)	(1,033)

Profit/(loss) for the financial year	18	2,324	(766)

The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEET
As at 30 April 2006

			Restated
			2005
	Note	2006	unaudited
		£000	£000
Fixed assets
Intangible assets	9	5,364	5,814
Tangible assets	10	1,195	818

		6,559	6,632
Current assets
Stocks	13	6,763	4,044
Debtors	14	9,972	7,977
Cash at bank and in hand		2,123	3,053

		18,858	15,074

Creditors: amounts falling due within one year	15	(24,877)	(23,279)

Net current liabilities		(6,019)	(8,205)

Total assets less current liabilities		540	(1,573)

Defined benefit scheme liability		(644)	(603)

Net liabilities		(104)	(2,176)

Capital and reserves
Called up share capital	17	248	248
Capital redemption reserve	18	68	68
Share premium account	18	1,882	1,882
Profit and loss account	18	(2,302)	(4,374)

Shareholders’ funds	19	(104)	(2,176)

The financial statements were approved by the Board of Directors on 28 February 2007.

S J WELLS	Director

G D REES	Director
The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
COMPANY BALANCE SHEET
AS at 30 April 2006

			Restated
			2005
	Note	2006	Unaudited
		£000	£000

Fixed assets
Tangible assets	10	801	512
Investments	11	9,551	9,551

		10,352	10,063

Current assets
Debtors	14	13,709	10,504
Cash at bank and in hand		10	1,503

		13,719	12,007

Creditors: amounts falling due within one year	15	(19,297)	(19,578)

Net current liabilities		(5,578)	(7,571)

Total assets less current liabilities		4,774	2,492

Defined benefit scheme liability		(644)	(603)

Net assets		4,130	1,889

Capital and reserves
Called up share capital	17	248	248
Capital redemption reserve	18	68	68
Share premium account	18	1,882	1,882
Profit and loss account	18	1,932	(309)

Shareholders’ funds		4,130	1,889

The financial statements were approved by the Board of Directors on 28 February 2007.

S J WELLS	Director

G D REES	Director
The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
CONSOLIDATED CASH FLOW STATEMENT
For the year ended 30 April 2006

				2005	2005
	Note	2006	2006	unaudited	unaudited
		£000	£000	£000	£000

Net cash inflow from operating activities	20		989		892

Returns on investments and servicing of finance
Interest received		46		21
Interest paid		(183)		(605)

Net cash outflow from returns on investments and servicing of finance			(137)		(584)

Taxation			(834)		(1,013)

Capital expenditure and financial investment
Purchase of tangible fixed assets		(763)		(668)
Purchase of intangible fixed assets		24		—
Disposal of tangible fixed assets		(38)		244

Net cash outflow from capital expenditure			(777)		(424)

Acquisitions and disposals
Proceeds from sale of subsidiaries		—		8,656

Net cash inflow from acquisitions and disposals			—		8,656

Financing
Issue of share capital		—		—
Redemption of preference shares		—		(90)
Repayment of loans (net of finance costs)		—		(5,197)
Capital element of finance lease rentals		—		(63)

Net cash outflow from financing			—		(5,350)

Dividends
Non- equity dividends paid		—		(28)

Net cash outflow from dividends			—		(28)

(Decrease) / increase in cash	21		(759)		2,149

The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
For the year ended 30 April 2006

		Restated
		2005
	2006	Unaudited
	£000	£000

Profit/(loss) for the financial year	2,324	(766)
Foreign exchange translation differences	(39)	(44)
Actuarial loss on Defined Benefit Scheme	(304)	(326)
Deferred tax on actuarial loss	91	97

Total recognised gains/(losses) for the year	2,072	(1,039)

Prior year adjustment (see note 26)	89

Total gains and losses recognised since last annual report	2,161

The accompanying accounting policies and notes form an integral part of these financial statements.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

1	PRINCIPAL ACCOUNTING POLICIES
The financial statements have been prepared in accordance with applicable United Kingdom accounting standards and under the historical cost convention.
The principal accounting policies of the Group remain unchanged from the previous year and are set out below, except for the adoption of FRS 17, FRS 21 and FRS 25.
FRS 17 ‘Retirement Benefits’
FRS 17 has been adopted in the year in place of SSAP 24. The group operates a defined benefit pension scheme for employees and the scheme deficit is now recognised on the balance sheet. The effect of this change in accounting policy is disclosed in Note 26.
FRS 21 ‘Events after the Balance Sheet date’
The adoption of FRS 21 has resulted in a change in accounting policy in respect of proposed equity dividends. If the company declares dividends to the holders of equity instruments after the balance sheet date, the company does not recognise those dividends as a liability at the balance sheet date. The aggregate amount of equity dividends proposed before approval of the financial statements, which have not been shown as liabilities at the balance sheet date, are disclosed in the notes to the financial statements. Previously, proposed equity dividends were recorded as liabilities at the balance sheet date. There is no effect on the results for the year.
FRS 25 ‘Financial Instruments: Disclosure and Presentation’
The adoption of FRS 25 has resulted in a change in accounting policy in respect of the presentation of dividends and distributions. Dividends and distributions relating to equity instruments are now debited direct to equity. Previously, equity dividends were shown on the face of the profit and loss account. The definition of an equity instrument is given by way of the definition of a financial liability as detailed in the accounting policy for financial instruments. The results of the Group have been impacted due to the implementation of FRS 25. The Preferred ordinary shares, Cumulative redeemable A preference shares and the Cumulative redeemable B preference shares have been established as debt and accordingly reclassified as creditors due within one year reducing the net assets of the group and the company by £7,441,000. The accrued dividends in respect of these shares in 2005 of £787,000 have been reclassified as interest.
Basis of consolidation
The consolidated profit and loss account and balance sheet include the accounts of the Company and its subsidiary undertakings made up for the financial year. Profits or losses on intra-group transactions are eliminated in full. On acquisition of a subsidiary, all of the subsidiary’s assets and liabilities which exist at the date of acquisition are recorded at their fair values representing their condition at that date. Assets and liabilities of foreign subsidiaries are translated at exchange rates ruling at the end of the financial year and the results are translated at the average rates for the year. Gains and losses arising from translation are dealt with through reserves. On disposal of a subsidiary the results up to the date of disposal are included.
Goodwill
Goodwill arising on consolidation, representing the excess of the fair value of the consideration given over the fair value of the identifiable net assets acquired, is capitalised and classified as an asset on the balance sheet. The amortisation policy adopted is the straight line method over the periods set out in note 9. This is in accordance with Financial Reporting Standard 10.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

1	ACCOUNTING POLICIES (CONTINUED)
Fixed assets
Fixed assets are stated at cost net of depreciation.
Depreciation is provided at rates designed to write off the cost of fixed assets on a straight line basis over their expected useful lives, as follows:

Leasehold land and buildings	—	life of lease
Plant and machinery	—	1 — 10 years
Freehold land and buildings	—	50 years
Leased assets
Assets held under hire purchase contracts are capitalised as tangible fixed assets and depreciated over their useful lives. The interest element of the leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease. All other leases are regarded as operating leases and the payment terms made under them are charged to profit and loss account on a straight line basis over the lease term.
Investments
Investments in subsidiary undertakings are stated at cost. Profits and losses arising from disposal of fixed asset investments are treated as part of the result from ordinary activities.
Financial instruments
Financial liabilities and equity instruments are classified according to the substance of the contractual arrangements entered into. An equity instrument is any contract that evidences a residual interest in the assets of the entity after deducting all of its financial liabilities.
Where the contractual obligations of financial instruments (including share capital) are equivalent to a similar debt instrument, those financial instruments are classed as financial liabilities. Financial liabilities are presented as such in the balance sheet. Finance costs and gains or losses relating to financial liabilities are included in the profit and loss account. Finance costs are calculated so as to produce a constant rate of return on the outstanding liability.
Where the contractual terms of share capital do not have any terms meeting the definition of a financial liability then this is classed as an equity instrument. Dividends and distributions relating to equity instruments are debited direct to equity.
Turnover
Turnover comprises sales in the ordinary course of business to external customers for goods supplied and services provided, exclusive of sales related taxes.
Commission, which arises on sales reported by principals for whom the group acts as sales agent, is accounted for on an “as received basis” and included in other income.
Research and development
Expenditure on research and development and on patents and trademarks is written off in the period in which it is incurred.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

1	ACCOUNTING POLICIES (CONTINUED)
Pensions
Defined contribution scheme
The pension costs charged against profits represent the amount of the contributions payable to the scheme in respect of the accounting period.
Defined benefit scheme
In respect of the UK defined benefit pension scheme, assets are measured using market values. Pension scheme liabilities are measured using the projected unit actuarial method and are discounted at the current rate of return on a high quality corporate bond of equivalent term and currency to the liability.
The expected return on the scheme’s assets and the increase during the period in the present value of the scheme’s liabilities arising from the passage of time are recorded as net interest on pension liability. Actuarial gains and losses are recognised in the statement of recognised gains and losses in the period in which they occur. Pension scheme deficits are recognised on the balance sheet.
Stocks
Stocks are stated at the lower of cost and net realisable value.
Foreign currency
Transactions in foreign currencies are translated at the exchange rate ruling at the date of transaction. Monetary assets and liabilities in foreign currencies are translated at the exchange rates ruling at the balance sheet date.
The exchange differences arising from the retranslation of the opening net investment in subsidiaries are taken directly to reserves. All other exchange differences are dealt with through the profit and loss account.
Deferred tax
Deferred tax is recognised on all timing differences where the transactions or events that give the group an obligation to pay more tax in the future, or a right to pay less tax in the future, have occurred by the balance sheet date.
Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance date.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

2	TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
Turnover is attributable to the principal activity of manufacturing, assembly and distribution of equipment, materials, components and services to the semiconductor and professional electronic industries.
The group has not disclosed a geographical analysis of turnover because in the opinion of the directors such disclosure would be seriously prejudicial to the interests of the group.
3	ANALYSIS OF COST OF SALES AND OTHER OPERATING CHARGES

	Continuing	Discontinued
	Operations	Operations	Total
	£000	£000	£000

Year ended 30 April 2006
Cost of sales	14,431	—	14,431

Administrative expenses	11,548	—	11,548

Year ended 30 April 2005
Unaudited
Cost of sales	13,756	13,535	27,291

Administrative expenses	9,101	4,744	13,845

4	PROFIT ON ORDINARY ACTIVITIES
Profit on ordinary activities is stated after charging/(crediting):

		Restated
		2005
	2006	unaudited
	£000	£000

Research and development	1,293	1,117
Auditors’ remuneration	46	32
Other services provided by auditors	11	11
Depreciation and amortisation:
Amortisation of intangibles	488	439
Tangible fixed assets owned	353	713
Loss/(profit) on disposal of fixed assets	9	(131)
Operating lease rentals — Plant and machinery	487	369
Insurance claim	—	(666)

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

5	NET INTEREST

		Restated
		2005
	2006	Unaudited
	£000	£000

On bank loans and bank overdraft	359	1,026
Interest on preference shares classed as debt	—	787
Finance charges in respect of the Defined Benefit Scheme	49	41

	408	1,854
Amortisation of loan costs	—	364

	408	2,218
Interest receivable	(46)	(21)

	362	2,197

6	DIRECTORS AND EMPLOYEES
Staff costs during the year were as follows:

		Restated
		2005
	2006	unaudited
	£000	£000

Wages and salaries	5,992	8,988
Social security costs	858	948
Other pension costs	601	388

	7,451	10,324

The average number of employees of the Group during the year was as follows:

		Number
	Number	2005
	2006	Unaudited

Production, selling and distribution	115	303
Administration and development	80	117

	195	420

Remuneration in respect of directors was as follows:

		2005
	2006	Unaudited
	£000	£000

Emoluments	459	552
Pension contributions	20	19
Payments to third parties for directors’ services	18	17

	497	588

During the year one director (2005: one director) participated in money purchase pension schemes.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

6	DIRECTORS AND EMPLOYEES (CONTINUED)
The amounts set out above include remuneration in respect of the highest paid director as follows:

		2005
	2006	Unaudited
	£000	£000

Emoluments	297	287
Pension contributions to money purchase pension schemes	20	19

7	TAX ON PROFIT ON ORDINARY ACTIVITIES
The tax charge comprises:

		Restated
		2005
	2006	Unaudited
	£000	£000

UK corporation tax at 30% (2005: 30%)	219	340
Overseas taxation	840	675
Adjustment in respect of prior year: UK corporation tax	1	(41)

Total current tax	1,060	974

Deferred tax	(301)	59

	759	1,033

The group’s standard rate for current tax for the year ended 30 April 2006 is 34% (2005: 11%) based upon the weighted average of profits before tax. This is based upon the standard rates of taxation in the different countries of operation.
A comparison of the current tax charge with the expected tax charge based on the above average rate is set out below:

		Restated
		2005
	2006	Unaudited
	£000	£000

Profit on ordinary activities before tax	3,083	267

Profit on ordinary activities multiplied by standard rate of tax	1,050	29
Expenses not deductible for tax purposes	219	643
Capital allowances in excess of depreciation	(127)	(44)
Utilised losses	(428)	—
Unutilised losses	111	415
Other timing differences	234	(28)
Adjustment in respect of prior year	1	(41)

Current tax charge for year	1,060	974

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

8	DIVIDENDS

		2005
	2006	Unaudited
	£000	£000

Non-equity dividend:
‘A’ Preference dividend — accrued	—	757
‘B’ Preference dividend — accrued	—	30

	—	787

Dividend arrears of £3,570,000 (note 15) include £3,457,000 (2005: £3,457,000) in respect of ‘A’ preference shares accrued from the year ended 30 April 1999 and £113,000 (2005: £113,000) in respect of ‘B’ preference shares accrued from the year ended 30 April 2002.
9	INTANGIBLE FIXED ASSETS

	Goodwill	Trademark	Total
The Group	£000	£000	£000

Cost
At 1 May 2005	9,286	184	9,470
Additions	—	38	38

At 30 April 2006	9,286	222	9,508

Amortisation
At 1 May 2005	3,520	136	3,656
Provided in the year	467	21	488

At 30 April 2006	3,987	157	4,144

Net book amount at 30 April 2006	5,299	65	5,364

Net book amount at 30 April 2005	5,766	48	5,814

	Date of	Period of	Goodwill at
Previous acquisitions	acquisition	amortisation	original cost
			£000

Dage Precision Industries Limited	31 July 1997	20 years	7,906

Dage Precision Industries Incorporated	31 July 1997	20 years	631

Arctek Co Limited	1 October 1999	20 years	506

MediXtec GmbH	29 July 1999	15 years	243

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

10	TANGIBLE FIXED ASSETS

	Freehold	Leasehold
	land and	land and	Plant and
	buildings	buildings	machinery	Total
The Group	£000	£000	£000	£000

Cost
At 1 May 2005	27	94	2,282	2,403
Foreign exchange differences	—	5	69	74
Additions	23	—	740	763
Disposals	(21)	—	(31)	(52)

At 30 April 2006	29	99	3,060	3,188

Depreciation
At 1 May 2005	17	87	1,481	1,585
Foreign exchange differences	—	4	88	92
Charge for the year	1	8	344	353
Disposals	(12)	—	(25)	(37)

At 30 April 2006	6	99	1,888	1,993

Net book amount at 30 April 2006	23	—	1,172	1,195

Net book amount at 30 April 2005	10	7	801	818

	Leasehold
	land and	Plant and
	buildings	machinery	Total
The Company	£000	£000	£000

Cost
At 1 May 2005	32	1,650	1,682
Additions	—	529	529

At 30 April 2006	32	2,179	2,211

Depreciation
At 1 May 2005	32	1,138	1,170
Charge for the year	—	240	240

At 30 April 2006	32	1,378	1,410

Net book amount at 30 April 2006	—	801	801

Net book amount at 30 April 2005	—	512	512

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

11	FIXED ASSET INVESTMENTS

Shares in
group
undertakings
£000

Cost

At 1 May 2005	9,551
Disposal	—

At 30 April 2006	9,551

12	INVESTMENT IN SUBSIDIARY UNDERTAKINGS

As at 30 April 2006 the Group owned 100% of the following subsidiary undertakings:

	Country of	Class of share	Principal nature of
	incorporation	capital held	business

Dage Precision Industries Limited*	UK	Ordinary	Design, manufacture and service to the semiconductor industry

Dage Intersem Limited*	UK	Ordinary	Distributor

Dage Eurosem Limited	UK	Ordinary	Dormant

Dage (Aylesbury) Limited	UK	Ordinary	Dormant

Dage Static Control Limited*	UK	Ordinary	Dormant

Dage Electronic Europa Vertriebs GmbH	Germany	Ordinary	Distributor

Dage (SE Asia) Limited	Singapore	Ordinary	Distributor

Dage Semiconductors GmbH	Germany	Ordinary	Distributor

Dage Deutschland GmbH*	Germany	Ordinary	Holding company

MediXtec GmbH	Germany	Ordinary	Distributor

Arctek Co Limited	Japan	Ordinary	Distributor

Dage Precision Industries Inc	USA	Ordinary	Distributor

Dage Test Systems (Suzhou) Co. Limited	China	Ordinary	Manufacturer

*	owned directly.
     All of the subsidiary undertakings have been consolidated in the group financial statements.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

13	STOCKS

		2005
	2006	unaudited
The Group	£000	£000

Raw materials and work in progress	612	517
Finished goods and goods for resale	6,151	3,527

	6,763	4,044

14	DEBTORS

			Restated	Restated
			Group	Company
	Group	Company	unaudited	Unaudited
	2006	2006	2005	2005
	£000	£000	£000	£000

Trade debtors	7,839	—	4,958	—
Amounts owed by group companies	—	13,044	—	8,452
Taxation recoverable	518	108	333	96
Overseas taxation	324	—	185	—
Other debtors	620	3	2,226	1,806
Social security and other taxes	271	239	—	—
Prepayments and accrued income	400	315	275	150

	9,972	13,709	7,977	10,504

Included within overseas taxation in the group is an amount of £137,000 (2005: £116,000) in respect of deferred taxation arising from short-term timing differences. Included within taxation recoverable in the company accounts is an amount of £489,000 (2005: £313,000) in respect of deferred taxation arising from short-term timing differences.
15	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

			Restated	Restated
			Group	Company
	Group	Company	2005	2005
	2006	2006	unaudited	unaudited
	£000	£000	£000	£000

Bank loans, bank overdraft and other loans	4,113	4,113	4,284	4,284
Trade creditors	3,745	304	2,312	393
Amounts owed to group companies	—	27	—	22
UK corporation tax payable	30	—	—	—
Overseas taxation	550	—	237	—
Social security and other taxes	306	217	238	—
Accrued dividends (see note 8)	3,570	3,570	3,570	3,570
Other creditors	580	181	733	360
Accruals and deferred income	4,542	3,444	4,464	3,508
Preference Shares and Preferred Ordinary Shares	7,441	7,441	7,441	7,441

	24,877	19,297	23,279	19,578

The bank overdraft and loans are secured by a fixed and floating charge over all current and future assets of the company, including its subsidiaries.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

16	PROVISIONS FOR LIABILITIES AND CHARGES
Group
Deferred tax

		2005
		restated
	2006	unaudited
Movements in deferred tax balances are as follows:	£000	£000

Deferred tax asset brought forward	217	237
Eliminated on disposal of subsidiaries	—	(20)
Short term timing differences	164	—

Deferred tax asset carried forward	381	217

The deferred tax asset is disclosed within taxation recoverable and overseas taxation and is calculated at 30%.
17	SHARE CAPITAL

		2006 and
		2005
Authorised number		£

295,858	M, B and P Ordinary Shares of £1 each	295,858
887,574	Preferred Ordinary Shares of £1 each	887,574
9,912,426	Cumulative Redeemable A Preference Shares of 75p each	7,434,320
415,051	Cumulative Redeemable B Preference Shares of 75p each	311,288
1	Special Share 1	1
1	Special Share 2	1
1	Special Share 3	1

		8,929,043

			2005
Allotted and fully		2006	unaudited
paid up number		£	£

248,521	M, B and P Ordinary Shares of £1 each	248,521	248,521
887,574	Preferred Ordinary Shares of £1 each	887,574	887,574
8,412,426	Cumulative Redeemable A Preference Shares of 75p each	6,309,320	6,309,320
325,028	Cumulative Redeemable B Preference Shares of 75p each	243,771	243,771
3	Special Shares 1, 2 and 3 of £1 each	3	3

	Issued and Fully Paid Up Share Capital	7,689,189	7,689,189

			2005
		2006	unaudited
Equity shares		£	£
248,521	M, B and P Ordinary Shares of £1 each	248,521	248,521
3	Special Shares 1, 2 and 3 of £1 each	3	3

		248,524	248,524

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

17	SHARE CAPITAL (CONTINUED)

			2005
Shares classed as financial liabilities		2006	unaudited
		£	£
887,574	Preferred Ordinary Shares of £1 each	887,574	887,574
8,412,426	Cumulative Redeemable A Preference Shares of 75p each	6,309,320	6,309,320
325,028	Cumulative Redeemable B Preference Shares of 75p each	243,771	243,771

		7,440,665	7,440,665

     M, B and P ordinary shares
These shares are voting equity shares.
     Cumulative participating preferred ordinary shares
These shares are voting equity shares.
     Cumulative redeemable A and B preference shares
The A shares are entitled to dividends as set out in the Articles of Association, are non-equity shares and only carry voting rights if the terms of redemption and dividends are not complied with.
The B shares are entitled to dividends as set out in the Articles of Association from 1 September 2000, are non equity shares and only carry voting rights if the terms of redemption and dividends are not complied with.
The shares are redeemable at £1 at the request of the Company or if not previously redeemed in three equal instalments from 30 April 2004 to 30 April 2007.
In the event of winding up these shares rank in priority to any other type of share.
     Special share 1, 2 and 3
These are non-equity shares which do not carry any voting or dividend rights.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

18	RESERVES

	Capital	Share	Restated
	redemption	premium	Profit and
	reserve	account	loss account
	£000	£000	£000

Group
At 1 May 2005	68	1,882	(4,374)
Profit for the year transferred	—	—	2,324
Exchange differences	—	—	(39)
Actuarial loss	—	—	(304)
Deferred tax on actuarial loss	—	—	91

At 30 April 2006	68	1,882	(2,302)

Company
At 1 May 2005	68	1,882	(309)
Profit for the year transferred			2,241

At 30 April 2006	68	1,882	1,932

The parent company has taken advantage of section 230 of the Companies Act 1985 and has not included its own profit and loss account in these financial statements. The consolidated profit for the financial year includes a profit of £2,241,000 (2005: profit £1,203,000) which is dealt with in the financial statements of the company.
Included in the group profit and loss reserves are undistributed profits of non UK subsidiaries. If these were remitted to the parent company withholding tax would be deductible in the country in which the profits arose.
19	RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

		Restated
		Group
	Group	2005
	2006	Unaudited
	£000	£000

Profit/(loss) for the financial year	2,324	(766)

Other recognised losses	(252)	(273)
Redemption of shares	—	(90)

Net increase/ (decrease) in shareholders’ funds	2,072	(1,129)

Shareholders’ funds at 1 May	(2,176)	(1,047)

Shareholders’ funds at 30 April	(104)	(2,176)

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

20	NET CASH INFLOW FROM OPERATING ACTIVITIES

		Restated
		2005
	2006	unaudited
	£000	£000

Operating profit	3,445	2,911
Exchange differences	(137)	(32)
Amortisation of intangibles	488	439
Depreciation	353	713
Loss / (profit) on sale of fixed assets	9	(131)
Increase in stocks	(2,719)	(495)
Increase in debtors	(1,671)	(3,350)
Increase in creditors	1,467	1,020
Defined benefit scheme	(246)	(183)

Net cash inflow from operating activities	989	892

21	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

		2005
	2006	Unaudited
	£000	£000

(Decrease/ increase in cash in the year	(759)	2,149
Cash outflow from financing	—	5,197
Cash outflow from finance leases	—	63

Movement of net debt resulting from cash flows	(759)	7,409
Amortisation of capitalised loan costs	—	(364)

Movement in net debt in the year	(759)	7,045

Net debt at 1 May 2005	(1,231)	(8,276)

Net debt at 30 April 2006	(1,990)	(1,231)

The net debt can be analysed as follows:

	At 1 May		30 April
	2005	Cashflow	2006
	£000	£000	£000

Cash in hand and at bank	3,053	(930)	2,123
Overdraft	(1,851)	171	(1,680)
Debt	(2,433)	—	(2,433)
Finance leases	—	—	—

	(1,231)	(759)	(1,990)

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

22	PENSIONS
Dage Holdings Limited operates three pension schemes for the benefit of group employees.
Defined contribution schemes
In May 1992, a Group Personal Pension Plan was established with the Clerical Medical Investment Group in which the assets of the employees are invested in tax exempt funds, with each member having their own individual account.
Eligibility to join the scheme is by invitation of the Board, subject to the individual being a permanent full time employee, who has attained the age of 25 and has completed at least one year of service with a group company at the renewal date. Members contribute 4% of their basic annual salary, with the Group company contributing 6%.
The Group has also established a stakeholder pension scheme with the Clerical Medical Investment Group.
Defined benefit scheme
The General Accident Scheme was established by a Board resolution and, as such, there are no trustees; instead there is an administrator. The assets of the scheme are in a fund independent from those of the Group companies.
FRS 17
The figures are based on the latest full actuarial valuation of the scheme which was carried out at 30 April 2006 by a qualified independent actuary.
These calculations are based on the following assumptions:

		2005	2004
	2006	Unaudited	Unaudited
	%	%	%

Rate of increase in salaries	3.00	3.75	4.00
Rate of increase in pensions in payment — pre-April 1997	—	—	2.50
Rate of increase in pensions in payment — post-April 1997	3.00	2.75	3.00
Discount rate	5.35	5.25	5.50
Inflation	3.00	2.75	3.00
Revaluation rate for deferred pensioners	3.00	2.75	3.00

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

22	PENSIONS (CONTINUED)
The fair value of the assets in the scheme, their corresponding expected rate of return and the present value of the liabilities in the scheme as at 30 April 2006 were as follows:

			Long term		Long term
	Long term		rate of		rate of
	rate of		return		return
	return		expected	Value	expected	Value
	expected	Value	2005	2005	2004	2004
	2006	2006	Unaudited	unaudited	unaudited	unaudited
	%	£000%		£000%		£000

Assets	4.5	2,587	4.5	2,185	5	2,002
Present value of the scheme liabilities		3,507		3,047		2,615

Deficit in the scheme		(920)		(862)		(613)

Related deferred tax asset		276		259		184

Net pension liability		(644)		(603)		(429)

Owing to the nature of the asset held, it is not appropriate to give a breakdown of the assets held by class.
An analysis of the deficit measured in accordance with FRS 17 during the year is set out in the table below:

		2005
	2006	Unaudited
	£000	£000

Deficit in scheme at the start of year	(862)	(613)
Employer service cost	(45)	(39)
Employer contributions	340	157
Other finance charges	(49)	(41)
Actuarial loss	(304)	(326)

Deficit in scheme at end of year	(920)	(862)

Amounts that would have been included within operating profit for the year ended 30 April 2006 with FRS 17 being applied in full are as follows:

		2005
	2006	Unaudited
	£000	£000

Current service cost	45	39
Employee contributions	—	—

Total operating charge	45	39

Analysis of the amount that has been included as other finance income under FRS 17 is as follows:

		2005
	2006	Unaudited
	£000	£000

Expected return on pension scheme assets	113	104
Interest on pension scheme liabilities	(162)	(145)

Net charge	(49)	(41)

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

22	PENSIONS (CONTINUED)
Amounts that have been included within the Statement of Total Recognised Gains and Losses in the year to 30 April 2006 with FRS 17 being applied are shown below, expressed in monetary amounts, and as a percentage of scheme assets at the balance sheet date and present value of the scheme liabilities at the balance sheet date.

			2005	2005
	2006	2006	unaudited	unaudited
	£000%		£000%

Actual less expected return on pension scheme assets	(29)	1.1	(84)	3.8
Experience gains and losses on scheme liabilities	(64)	1.8	72	2.4
Changes in assumptions underlying scheme liabilities	(211)	6.0	(314)	10.3

Actuarial losses recognised in the Statement of Recognised Gains and Losses	(304)		(326)

23	LEASING COMMITMENTS
Group operating lease payments amounting to £626,000 (2005: £523,000) are due within one year. The leases to which these amounts relate expire as follows:

			Land and
	Land and		buildings	Other
	buildings	Other	2005	2005
	2006	2006	unaudited	unaudited
	£000	£000	£000	£000

In one year or less	99	29	113	3
Between one and five years	313	24	90	162
In five years or more	161	—	155	—

	573	53	358	165

			Land and
	Land and		buildings	Other
	buildings	Other	2005	2005
	2006	2006	unaudited	unaudited
Company	£000	£000	£000	£000

In one year or less	—	25	3	—
Between one and five years	76	24	77	90
In five years or more	161	—	128	—

	237	49	208	90

24	SUBSTANTIAL SHAREHOLDINGS
As at 30 April 2006, Royal Bank Investments Limited was the registered owner of 579,882 Preferred Ordinary Shares in Dage Holdings Limited, which equates to 51.3% of the then issued ordinary voting shares of the company.
Royal Bank Investments Limited also holds 5,496,118 of the cumulative redeemable A preference shares. These shares now carry voting rights as the dividend terms have not been met. Taking this into account, Royal Bank Investments Limited hold 61% of the voting rights of the company.
Royal Bank Investment Limited have waived their voting rights to all but 49.9%.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

25	RELATED PARTY TRANSACTIONS
The company has taken advantage of the exemptions included in FRS 8 “Related Party Disclosures” for wholly owned subsidiaries not to disclose transactions with entities that are part of the group or investees of the group qualifying as related parties.
26	PRIOR YEAR ADJUSTMENT
The impact of adopting FRS 17 and making various adjustments to prior year figures is detailed below.

	£000	£000

Profit and loss reserves at 1 May 2004 as previously stated		(3,443)
Prior year adjustments:
Retirement benefits (net of deferred tax)	(429)
SSAP 24 reversal (net of deferred tax)	306
Deferred tax	321	198

Profit and loss reserves at 1 May 2004 restated		(3,245)

Profit/(loss) for year ended 30 April 2005 as previously stated	(99)
Prior year adjustments
Pension liability movement (net of deferred tax)	(174)
SSAP 24 reversal (net of deferred tax)	65
Dividends reclassified as interest	(787)
Foreign exchange translation differences	(44)
Redemption of shares	(90)

		(1,129)

Total restated profit and loss reserves		(4,374)

27	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP
The consolidated financial information of Dage Holdings Limited (“Dage”) has been prepared in accordance with generally accepted accounting principles in the United Kingdom (“UK GAAP”) which differ in certain respects from generally accepted accounting principles in the United States (“US GAAP”). The following is a summary of the significant differences between UK GAAP and US GAAP, as they apply to Dage. The summary below should not be considered to be exhaustive. Additionally, it may exclude certain differences that may affect the disclosure, presentation or classification of transactions or events in Dage’s financial statements. Further, this summary does not take into account numerous projects currently being undertaken by the standard-setting bodies in the United States and in the United Kingdom which could have an impact on the comparison between UK GAAP and US GAAP, some of which may be applicable to Dage. Finally, no attempt has been made to identify all future differences between UK GAAP and US GAAP that may affect the financial statements as a result of transactions or events that may occur in the future. The analysis below does not include an analysis of significant differences between UK GAAP and International Financial Reporting Standards (“IFRS”).
Goodwill and Intangible Fixed assets
Under UK GAAP, prior to the implementation of FRS 10 “Goodwill and Intangible Assets”, goodwill arising on acquisitions accounted for under the purchase method is eliminated against equity. Additionally, UK GAAP requires that on subsequent disposal or closure of a business, any goodwill previously taken directly to equity be charged against income. Dage adopted FRS 10 for acquisitions arising on or after 31 July 1997 under which goodwill arising on acquisitions is capitalised and amortized over a period not exceeding 20 years. Intangible assets are amortized over their estimated useful economic life.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

27	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP (CONTINUED)
Under US GAAP, goodwill arising on acquisitions prior to June 30, 2001 is capitalised and amortized over a period not exceeding 40 years. Statement of Financial Accounting Standard (SFAS) 142, “Goodwill and Other Intangible Assets” requires that goodwill no longer be amortized over its estimated useful life. Instead reporting units should be identified and valued for the purpose of assessing, at least annually, potential impairment of goodwill allocated to each reporting unit. Additionally, the useful lives of existing recognised intangible assets should be reassessed. Intangible assets deemed to have indefinite lives are no longer amortized, instead they are tested annually for potential impairment. Separate intangible assets with finite lives continue to be amortized over their useful lives.
Pensions and other post-retirement benefits
Under UK GAAP (FRS 17, “Retirement Benefits”), defined benefit pension liabilities and pension expense are determined in a similar manner to US GAAP.
Under UK GAAP, the assets and liabilities of the defined benefit pension plan are recognized in the balance sheet. A pension liability is recorded for the excess of the projected benefit obligation over the fair value of the plan assets; if the fair value of the plan assets exceeds the projected benefit obligation, an asset is recognized.
Under US GAAP (FAS 87, “Employers’ Accounting for pensions”), when the accumulated benefit obligation (“ABO”) exceeds the fair value of plan assets, a liability at least equal to the unfunded ABO must be recognized in the balance sheet. If an additional minimum liability is recognized, a contra amount is recognized first as an intangible asset up to the amount of unrecognized prior service costs, with any excess being reported in other comprehensive income. If the unfunded ABO is less than the liability already recognized, no further liability is recognized.
Under UK GAAP actuarial gains and losses are recognised on the statement of recognized gains and losses. Under US GAAP, actuarial gains and losses are amortized through the income statement over the expected remaining working lives of participating employees.
The valuation assumptions used to determine the annual pension cost under US GAAP are the same as those used to determine the UK GAAP cost.
Derivative Instruments
Under UK GAAP, some derivative instruments used for hedging are not recognised on the balance sheet and the matching principle is used to match the gain or loss under these hedging contracts to the foreign currency transaction or profits to which they relate.
SFAS 133 “Accounting for Derivative Instruments and Hedging Activities” requires that an entity recognise all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. Changes in fair value over the period are recorded in current earnings unless hedge accounting is obtained. SFAS 133 prescribes requirements for designation and documentation of hedging relationships and ongoing assessments of effectiveness in order to qualify for hedge accounting. Dage has not designated any of its derivatives as qualifying hedge instruments under SFAS 133.
Dage has reviewed its contractual arrangements for the existence of embedded derivatives that should be separately accounted for under SFAS 133. An embedded derivative is a derivative instrument that is embedded in another contract — the host contract. Embedded derivatives cause modifications to a contract’s cash flow, based on changes in a specified variable. If embedded derivatives are identified as a result of this review and are not clearly and closely related to the host contract, they are recorded separately from their host contracts at fair value, with changes in fair value recognized in current earnings. Dage did not identify any such embedded derivatives as at April 30, 2006.

DAGE HOLDINGS LIMITED
NOTES TO FINANCIAL STATEMENTS
For the year ended 30 April 2006

27	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP (CONTINUED)
Employee compensated absences
Under UK GAAP, amounts in respect of vacation pay for employees are recognized in the financial statements when the employee takes the vacation. Under US GAAP, amounts in respect of accrued vacation entitlement are accrued and recognized in the period in which the entitlement was earned.
Deferred taxation
Under UK GAAP, deferred taxation is recognized in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Tax is provided based on substantially enacted rates. A net deferred tax asset is regarded as recoverable and therefore recognized only when, on the basis of all available information, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.
Under US GAAP, deferred taxation is accounted for on all timing differences, and a valuation allowance is established in respect of those deferred taxation assets where it is more likely than not that some portion will not be realized. Tax is provided based on enacted rates. Additionally, for US GAAP purposes deferred taxes are provided in respect of US GAAP adjustments to the book basis of assets and liabilities.
Cash Flows
The consolidated cash flow statements have been prepared under UK GAAP in accordance with FRS 1 (revised), “Cash Flow Statements” and present substantially the same information as required under SFAS 95, “Statement of Cash Flows”. There are certain differences between FRS1 (revised) and SFAS 95 with regard to classification of items within the cash flow statement.
In accordance with FRS 1 (revised) cash flows are prepared separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid, management of liquid resources and financing. Under SFAS 95 cash flows are classified under operating activities, investing activities and financing activities. Under FRS 1(revised), cash is defined as cash in hand and deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95, cash and cash equivalents are defined as cash and investments with original maturities of three months or less.
Comprehensive income statement
The requirement of SFAS 130, “Reporting comprehensive income”, to provide a comprehensive income statement is met under UK GAAP by the Statement of total recognised gains and losses (FRS 3 “Reporting Financial Performance”).